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                   Janus Worldwide Fund (Fondo Mundial Janus)

         Suplemento de fecha 30 de septiembre de 1999 al Prospecto del
     17 de febrero de 1999, incluido su suplemento del 16 de abril de 1999

LA PRESENTE INFORMACION COMPLEMENTA AL PROSPECTO DEL FONDO DEL 17 DE FEBRERO DE 1999, INCLUIDO SU SUPLEMENTO DEL 16 DE ABRIL DE 1999. ESTE SUPLEMENTO, JUNTO CON EL PROSPECTO, CONSTITUYE UN PROSPECTO VIGENTE. SI DESEA SOLICITAR OTRA COPIA DEL PROSPECTO, LLAME AL 1-800-525-3713.

El 30 de septiembre de 1999 Laurence J. Chang paso a ser co-administrador de Janus Worldwide Fund (el "Fondo"). Antes de servir como co-administrador del Fondo, ha desempenado la funcion de administrador de cartera adjunto del Fondo desde diciembre de 1996. El Sr. Chang ha sido co-administrador del Janus Overseas Fund desde abril de 1998. El Sr. Chang se incorporo a Janus Capital en 1993 como analista de investigacion. Ha obtenido un diploma con honores en Religion y Filosofia en el Dartmouth College y un Master en Ciencias Politicas en la Universidad de Stanford. El Sr. Chang ha sido nombrado Analista Financiero Titulado.